HSBC Investor Funds

HSBC Advisor Funds Trust

(the “Trusts”)

HSBC Investor Core Plus Fixed Income Fund

HSBC Investor Intermediate Duration Fixed Income Fund

HSBC Investor New York Tax-Free Bond Fund

(each a Series of HSBC Investor Funds)

HSBC Investor Core Plus Fixed Income Fund (Advisor)

(a Series of HSBC Advisor Funds Trust)

(each a “Target Fund” and, collectively, the “Target Funds”)

Supplement Dated June 19, 2009

to the Prospectuses dated February 27, 2009,

as supplemented to date

On June 2, 2009, the Boards of Trustees of the Trusts (the “Board”) determined that it would be in the best interests of the Target Funds and their shareholders for each Target Fund to be reorganized into a corresponding fund advised by Franklin Advisers, Inc. (each a “Reorganization” and, collectively, the “Reorganizations”). Accordingly, the Board approved an Agreement and Plan of Reorganization providing for the Reorganizations. The proposed Reorganizations are shown below:

Target Fund	Acquiring Fund
HSBC Investor Core Plus Fixed Income Fund (HSBC Investor Funds)	Franklin Total Return Fund
Class A	Class A
Class B	Class A
Class C	Class C
HSBC Investor Core Plus Fixed Income Fund (HSBC Advisor Funds Trust)
Class I	Advisor Class
HSBC Investor Intermediate Duration Fixed Income Fund	Franklin Total Return Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class I	Advisor Class
HSBC Investor New York Tax-Free Bond Fund	Franklin New York Intermediate-Term Tax-Free Income Fund
Class A	Class A
Class B	Class A
Class C	Class C
Class I	Advisor Class

Franklin Advisers, Inc. and HSBC Global Asset Management (USA) Inc. (“AMUS”) have agreed to assume, or arrange for entities under common control with Franklin Advisers, Inc. or AMUS to assume, the costs of the Reorganizations, although the Target Funds could incur brokerage fees and other transaction costs associated with the disposition and/or purchase of securities in contemplation of the Reorganizations.

The Trusts will present the proposed Reorganizations to the Target Funds’ shareholders for their approval at a special shareholder meeting scheduled to take place on August 24, 2009. Shareholders of each Fund as of the close of business on July 10, 2009, the record date set by the Board, will receive proxy solicitation materials containing more detailed information regarding the proposed Reorganizations. It is expected that such proxy materials will be mailed to shareholders on or about July 27, 2009.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUS FOR FUTURE REFERENCE